UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2006

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed on the Current Report on Form 8-K dated January 27, 2006, Apollo Gold Corporation, a Yukon Territory corporation (the “Company’) offered each of the following former executive officers certain severance contingent upon entering into a Severance Agreement and Release with the Company: Donald O. Miller, James T. O’Neil, David K. Young, and Donald W. Vagstad. As of February 18, 2006, the Company entered into a Severance Agreement and Release with each of Messrs. Miller, O’Neil, Young, and Vagstad.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c)     Exhibits

Exhibit No.	Description
10.1
Form of Severance Agreement and Release, dated February 18, 2006 by and between Apollo Gold and each of Donald O. Miller, James T. O’Neil, David K. Young, and Donald W. Vagstad and filed with the Securities and Exchange Commission on January 27, 2006 as Exhibit A to Exhibit 10.1 to Apollo Gold Corporation’s Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2006

APOLLO GOLD CORPORATION

By: /s/ MELVYN WILLIAMS
Melvyn Williams
Senior Vice President - Finance and Corporate Development and Chief Financial Officer